                        ANNUAL REPORT / DECEMBER 31, 2001

                     AIM INTERNATIONAL EMERGING GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

       PEACE CELEBRATION, ARC DE TRIOMPHE 1919 BY WILLIAM SAMUEL HORTON.

IN 1919, WORLD DIPLOMATS GATHERED FOR THE PARIS PEACE CONFERENCE TO NEGOTIATE A

  TREATY ENDING WORLD WAR I. HORTON, WHO TRAINED UNDER SUCH NOTABLE MASTERS AS

   CLAUDE MONET, CAPTURED THE AIR OF OPTIMISM AND CELEBRATION IN PARIS AT THE

 PROSPECT OF PEACE AND PROSPERITY. AIM INTERNATIONAL EMERGING GROWTH FUND SEEKS

                   COMPANIES POISED FOR FUTURE PROSPERITY.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Emerging Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o Had the advisor not waived fees during the reporting period, total returns would have been lower.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund is nondiversified, which may increase risks as well as potential rewards. This means that with respect to 50% of its assets, the fund may invest more than 5% of its assets in securities of any one issuer.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group or foreign securities tracked by Morgan Stanley Capital International.
o The MSCI EAFE--Registered Trademark-- Growth Index measures the performance of EAFE companies with higher price/book ratios and higher forecasted growth.
o The MSCI EAFE--Registered Trademark-- Value Index measures the performance of EAFE companies with lower price/book ratios and lower forecasted growth.
o The unmanaged Lipper International Small-Cap Fund Index represents an average of the performance of certain international small-cap mutual funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically, the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
                       And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six months since our last report to you, dated June 30, 2001, total return for Class A shares of AIM International Emerging Growth Fund was 2.51% at net asset value. By comparison the MSCI EAFE Index returned -8.00% for the same period. The fund benefited from a rally in small cap stocks, particularly during the fourth quarter of 2001, during which Class A shares rose 21.34% at net asset value.
    Nevertheless, it was a largely disappointing year for international markets, and the fund's Class A shares returned -10.48% at net asset value for the fiscal year.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered
Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

FUND REBOUNDS IN FOURTH QUARTER

HOW DID AIM INTERNATIONAL EMERGING GROWTH FUND PERFORM DURING THE YEAR?
A steady stream of disappointing corporate earnings numbers and downgrades, coupled with the aftermath of September 11, sent world markets lower. Although markets rebounded strongly in the final months of the year, it was not enough to pull most world market returns into positive territory. Given this environment, for the year ended December 31, 2001, AIM International Emerging Growth Fund returned -10.48% for Class A shares and -11.07% for Class B and C shares, excluding sales charges. The fund significantly outperformed its benchmark, the MSCI EAFE--Registered Trademark-- Index, which returned -21.44% for the same period.
    The fund's one-year return also belies a marked improvement in fund performance during the fourth quarter. For the three-month period ended December 31, 2001, the fund posted a return of 21.34% for Class A shares and 21.06% for Class B and C shares, excluding sales charges. The fund easily out paced the MSCI EAFE Index, which returned 6.97% for the same three-month period.

WHAT TRENDS AFFECTED WORLD MARKETS?
Global economic unease coupled with concern over deteriorating corporate earnings translated into lower equity markets worldwide. For the first three quarters of the year, world equity markets declined but the third quarter was particularly harsh as the effects of September 11 dominated all markets. Following the attacks, stock markets in the United States were closed for nearly a week. Most world markets remained open but were volatile.
    Increasingly, investors moved out of growth investments and into either more defensive stocks or fixed-income securities. Even a fourth-quarter rally in which growth stocks strongly bested value stocks was insufficient to overcome the outperformance of value in the first three quarters. In fact, the MSCI EAFE Value Index outperformed the MSCI EAFE Growth Index by more than five percentage points for the year. Therefore, AIM International Emerging Growth Fund's growth-oriented investment style was out of favor for a good portion of the year. International small-cap stocks, did, however, outperform their large-cap brethren for the year although as with their large-cap brethren, small-cap value stocks outperformed small-cap growth stocks.
    Historically, however, no one style or sector remains in or out of favor indefinitely. That became apparent in the fourth quarter as world equity markets bounced off their September lows and reversed a value-oriented trend with a growth stock rally. Most world bourses recouped all of their post-attack losses by November.

WHAT HAPPENED IN EUROPEAN MARKETS DURING THE FISCAL YEAR?
Most European stock markets reported negative returns for the year, particularly tech-driven countries such as Finland and Sweden. Also, European economies continue to slow. The manufacturing industry reported reductions in new orders, consumer confidence declined and unemployment in some countries, such as France and Germany, rose. That said, the International Monetary Fund (IMF) forecasts European Union growth of 1.3% for the year 2002 compared to just 0.8% for the U.S. The European Central Bank (ECB) continued its wait-and-see attitude in 2001--cutting interest rates just four times to 3.25%. And, the euro, although it rallied after September 11, was relatively weak compared to the U.S. dollar.

FUND AT A GLANCE

AIM International Emerging Growth Fund is for shareholders who seek long-term growth of capital by investing in securities of international companies that are likely to benefit from new or innovative products, services and processes.

[ARTWORK HERE]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o   Focuses on international small-cap companies with earnings momentum

o Market-cap flexibility allows the fund to capture full growth potential of start-up companies

o   Focus is companies, not countries

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                             TOP 10 INDUSTRIES                              TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Forzani Group Ltd. (The)-Class A
    (Canada)                           3.0%  1. Pharmaceuticals                       7.5%  1. Canada                         25.7%

 2. MEDIDEP S.A. (France)              2.6   2. Health Care Equipment                 7.1   2. United Kingdom                 13.7

 3. Omega Pharma S.A. (Belgium)        2.5   3. Application Software                  6.3   3. France                         10.1

 4. Electronics Boutique PLC
    (United Kingdom)                   2.5   4. Diversified Commercial Services       6.0   4. Hong Kong                       5.7

 5. Man Group PLC (United Kingdom)     2.4   5. Diversified Financial Services        5.0   5. Australia                       5.6

 6. A.L.I. Technologies Inc. (Canada)  2.3   6. Specialty Stores                      4.7   6. Israel                          4.7

 7. Alimentation Couche-Tard Inc.
    -Class B (Canada)                  2.2   7. Electronic Equipment & Instruments    4.3   7. Germany                         4.6

 8. FirstService Corp. (Canada)  2.2         8. Health Care Distributors & Services   4.1   8. Ireland                         4.6

 9. Silicon-On-Insulator Technologies
    (SOITEC) (France)                  2.1   9. Health Care Supplies                  3.4   9. Sweden                          4.1

10. Hartwall Oyj ABP (Finland)         2.1  10. Brewers                               3.3  10. Finland                         3.9
===================================================================================================================================

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

HOW DID ASIAN MARKETS PERFORM?
Most Asian markets, with the notable exception of South Korea--one of the best-performing markets in the world for 2001--posted disappointing returns as many countries in the region depend heavily on export revenue. The events of September 11 only exacerbated the situation. A fourth-quarter tech rally, however, helped buoy regional markets. Japan, the largest Asian economy, continued to face deflation, interest rates near zero, little to no growth and bad bank loans. On a positive note, the Japanese government intervened heavily in currency markets to weaken the yen, which made Japanese products cheaper overseas.

HOW DID OTHER MARKETS FARE?
Latin America: For the most part, Latin American markets produced negative returns. Disastrous political and financial problems continued to plague Argentina, while Brazil suffered contagion from its Argentine neighbor. Mexico emerged as the bright spot--one of only a handful of countries to produce double-digit gains during the year--and became a safe haven for emerging market investors.

Canada: While Canadian export revenues were down, inflation remained low and the country experienced a current account surplus. The Canadian dollar, however, remained weak against the U.S. dollar throughout 2001.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
The fund was positioned relatively defensively for much of the year. We increased our health care exposure, which proved to be positive for the fund. One of the fund's top holdings in that area is MEDIDEP S.A.--a French hospital and retirement home group that provides limited medical services. Another fund holding with a strong earnings per share growth history is Forzani Group Ltd.--a Canadian retailer of sporting goods and leisure products.
    Indeed, we are still finding many small-cap names with exciting earnings momentum. An example is fund holding A.L.I. Technologies Inc.--a Canadian provider of digital image networking systems to hospitals in North America and Europe. This company solidly beat its earnings expectations for the year.
    Another factor that influences fund performance is currency fluctuations. The fund does not hedge its currency positions, a factor that had a negative influence on fund performance as a whole.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
By the close of 2001, central banks around the world had reduced interest rates many times--hoping to speed up a global recovery. While earnings in many sectors could well be disappointing going into 2002, many markets have already discounted these results. Indeed, equities in both Europe and Asia stand at attractive valuation levels. And, small-cap stocks, which trade at significant discounts to large-cap stocks, continued to offer investors good growth, reasonable valuations and diversification opportunities.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
Inception (8/31/00)        -25.57%
 1 Year                    -15.37

CLASS B SHARES
Inception (8/31/00)        -25.21%
 1 Year                    -15.52

CLASS C SHARES
Inception (8/31/00)        -22.88%
 1 Year                    -11.96

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
8/31/00-12/31/01

================================================================================
AIM INTERNATIONAL
EMERGING GROWTH
FUND C SHARES           MSCI       A SHARES     B SHARES    LIPPER
8/00     10000          10000      9450         10000       10000
         9450           9513       8930         9450        9544
         8730           9288       8250         8720        8890
         7590           8940       7172         7581        8351
12/00    7950           9258       7532         7951        8555
         8600           9253       8146         8591        8679
         7520           8559       7126         7511        8364
         6580           7988       6237         6570        7626
4/01     6930           8543       6577         6931        8045
         7079           7905       6719         7080        8076
         6919           7761       6577         6930        7843
         6839           7564       6502         6850        7541
8/01     6709           6798       6388         6720        7469
         5839           6972       5557         5841        6560
         6379           7229       6076         6381        6842
         6819           7272       6502         6821        7051
12/01    7070           7272.06    6743         6787        7026

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares the performance of AIM International Emerging Growth Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to this index over the period 8/31/00-12/31/01
    It is important to understand the difference between your fund and an index. A market index such as the MSCI EAFE Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    An index of funds such as the Lipper International Small Cap Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.
    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                           MARKET
                                               SHARES      VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.86%

AUSTRALIA-5.59%

Billabong International Ltd. (Movies &
  Entertainment)                                17,100   $   73,204
-------------------------------------------------------------------
Computershare Ltd. (Data Processing Services)   33,500       90,359
-------------------------------------------------------------------
CSL Ltd. (Pharmaceuticals)(a)                    5,100      134,149
-------------------------------------------------------------------
ERG Ltd. (Electronic Equipment & Instruments)   91,000       25,568
-------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                   27,600       64,576
-------------------------------------------------------------------
Securenet Ltd. (Internet Software &
  Services)(b)                                  36,700       25,685
-------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                    9,500      135,114
===================================================================
                                                            548,655
===================================================================

AUSTRIA-0.78%

Gericom A.G. (Computer Hardware)                 2,800       76,655
===================================================================

BELGIUM-2.54%

Omega Pharma S.A. (Health Care Supplies)         5,500      249,400
===================================================================

CANADA-25.68%

A.L.I Technologies Inc. (Health Care
  Distributors & Services)(b)                   19,000      226,816
-------------------------------------------------------------------
Alimentation Couche-Tard Inc.-Class B (Food
  Retail)(b)                                    13,600      219,347
-------------------------------------------------------------------
BW Technologies Ltd. (Electronic Equipment &
  Instruments)(b)                                9,900      104,001
-------------------------------------------------------------------
Cognicase Inc. (Application Software)(b)        21,800      139,708
-------------------------------------------------------------------
Connors Bros. Income Fund (Food Distributors)   13,500      101,360
-------------------------------------------------------------------
CoolBrands International, Inc.
  (Restaurants)(b)                              29,200       64,212
-------------------------------------------------------------------
Dynacare Inc. (Health Care Distributors &
  Services)(b)                                   5,100       86,139
-------------------------------------------------------------------
FirstService Corp. (Diversified Commercial
  Services)(b)                                   7,700      217,367
-------------------------------------------------------------------
Forzani Group Ltd. (The)-Class A (Specialty
  Stores)(b)                                    30,200      290,312
-------------------------------------------------------------------
Genesis Microchip Inc. (Semiconductors)(b)       2,000      132,240
-------------------------------------------------------------------
Northside Group Inc. (Construction & Farm
  Machinery)(b)                                 12,500       62,437
-------------------------------------------------------------------
Paladin Labs, Inc. (Pharmaceuticals)(b)         12,400       63,885
-------------------------------------------------------------------
PanGeo Pharma Inc. (Pharmaceuticals)(b)         79,200      149,284
-------------------------------------------------------------------
Reitmans (Canada) Ltd.-Class A (Apparel
  Retail)                                        9,800      138,540
-------------------------------------------------------------------
Richelieu Hardware Ltd. (Distributors)(b)       23,400      147,022
-------------------------------------------------------------------
SEAMARK Asset Management Ltd. (Diversified
  Financial Services)(a)                        12,200      142,190
-------------------------------------------------------------------
SNC-Lavalin Group Inc. (Construction &
  Engineering)                                   6,300      114,394
-------------------------------------------------------------------
Vincor International Inc. (Brewers)(a)(b)        7,900      118,877
===================================================================
                                                          2,518,131
===================================================================

                                                           MARKET
                                               SHARES      VALUE

CHINA-1.85%

AsiaInfo Holdings, Inc. (Internet Software &
  Services)(b)                                   6,400   $  111,488
-------------------------------------------------------------------
Travelsky Technology Ltd. (Diversified
  Commercial Services)(a)(b)                    91,000       70,013
===================================================================
                                                            181,501
===================================================================

FINLAND-3.88%

Hartwall Oyj ABP (Brewers)                       9,900      202,169
-------------------------------------------------------------------
Instrumentarium Corp.-Class B (Health Care
  Equipment)                                     3,000      125,737
-------------------------------------------------------------------
Vacon Oyj (Electrical Components &
  Equipment)(a)                                  6,400       52,506
===================================================================
                                                            380,412
===================================================================

FRANCE-10.05%

AES Laboratoire Groupe (Health Care
  Equipment)                                     1,200      122,526
-------------------------------------------------------------------
Brime Technologies (Diversified Commercial
  Services)(b)                                   3,100       95,373
-------------------------------------------------------------------
Marionnaud Parfumeries (Specialty Stores)(b)     3,600      174,640
-------------------------------------------------------------------
MEDIDEP S.A. (Health Care Facilities)(b)        13,140      253,686
-------------------------------------------------------------------
Silicon-On-Insulator Technologies (SOITEC)
  (Electronic Equipment & Instruments)(b)       10,355      205,458
-------------------------------------------------------------------
UBI Soft Entertainment S.A. (Application
  Software)(b)                                   4,000      133,763
===================================================================
                                                            985,446
===================================================================

GERMANY-4.61%

FJA A.G. (Electronic Equipment & Instruments)    1,850       84,137
-------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)        5,100      178,506
-------------------------------------------------------------------
Suess MicroTec A.G. (Semiconductor
  Equipment)(b)                                  2,800       78,403
-------------------------------------------------------------------
Wedeco A.G. Water Technology (Water
  Utilities)(b)                                  3,600      110,755
===================================================================
                                                            451,801
===================================================================

GREECE-0.92%

Folli-Follie (Apparel & Accessories)             5,100       89,776
===================================================================

HONG KONG-5.72%

Asia Satellite Telecommunications Holdings
  Ltd. (Alternative Carriers)                   29,000       47,413
-------------------------------------------------------------------
Clear Media Ltd. (Advertising)(a)(b)           152,000      111,098
-------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food
  Retail)(a)(b)                                184,000       59,576
-------------------------------------------------------------------
Denway Motors Ltd. (Automobile Manufacturers)  146,400       45,524
-------------------------------------------------------------------
Global Bio-chem Technology Co. Ltd.
  (Agricultural Products)                      276,000       96,442
-------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)              228,000      108,906
-------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods)                             548,000       92,054
===================================================================
                                                            561,013
===================================================================

                                                           MARKET
                                               SHARES      VALUE

INDIA-1.26%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                              3,200   $   60,640
-------------------------------------------------------------------
Satyam Computer Services Ltd.-ADR (IT
  Consulting & Services)                         5,700       62,586
===================================================================
                                                            123,226
===================================================================

IRELAND-4.57%

Anglo Irish Bank Corp. PLC (Banks)              41,200      159,819
-------------------------------------------------------------------
ICON PLC-ADR (Health Care Distributors &
  Services)(b)                                   3,100       92,411
-------------------------------------------------------------------
IFG Group PLC (Diversified Financial
  Services)                                     38,600      115,312
-------------------------------------------------------------------
Riverdeep Group PLC-ADR (Internet Software &
  Services)(b)                                   4,800       80,688
===================================================================
                                                            448,230
===================================================================

ISRAEL-4.70%

ECtel Ltd. (Telecommunications Equipment)(b)    10,200      176,664
-------------------------------------------------------------------
Lumenis Ltd. (Health Care Equipment)(b)          2,100       41,370
-------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(b)                           3,820      152,609
-------------------------------------------------------------------
TTI Team Telecom International Ltd.
  (Application Software)(b)                      3,600       90,072
===================================================================
                                                            460,715
===================================================================

JAPAN-1.52%

Bellsystem24, Inc. (Diversified Commercial
  Services)                                        400      148,857
===================================================================

NETHERLANDS-0.79%

ASM International N.V. (Semiconductor
  Equipment)(b)                                  4,000       77,582
===================================================================

NEW ZEALAND-0.83%

Fisher & Paykel Healthcare Corp. Ltd.-ADR
  (Health Care Equipment)(b)                     2,900       81,635
===================================================================

SINGAPORE-0.52%

Sembcorp Logistics Ltd. (Marine Ports &
  Services)                                     52,000       50,691
===================================================================

SWEDEN-4.08%

Biacore International A.B. (Health Care
  Equipment)(b)                                  2,410       78,442
-------------------------------------------------------------------

                                                           MARKET
                                               SHARES      VALUE
SWEDEN-(CONTINUED)

Elekta A.B.-Class B (Health Care
  Equipment)(b)                                 21,100   $  171,694
-------------------------------------------------------------------
Nobel Biocare (Health Care Supplies)             2,000       83,765
-------------------------------------------------------------------
Q-Med A.B. (Biotechnology)(b)                    4,000       66,629
===================================================================
                                                            400,530
===================================================================

SWITZERLAND-0.35%

Converium Holding A.G. (Reinsurance)(b)            700       34,071
===================================================================

UNITED KINGDOM-13.62%

Biotrace International PLC (Health Care
  Equipment)(b)                                 37,000       74,203
-------------------------------------------------------------------
Chemring Group PLC (Aerospace & Defense)        26,500      140,832
-------------------------------------------------------------------
Chloride Group PLC (Electrical Components &
  Equipment)                                    55,000       56,056
-------------------------------------------------------------------
Electronics Boutique PLC (Computer &
  Electronics Retail)                          120,600      240,563
-------------------------------------------------------------------
Geest PLC (Agricultural Products)                9,900      106,345
-------------------------------------------------------------------
Innovation Group (The) PLC (Application
  Software)                                     14,100       74,933
-------------------------------------------------------------------
iSOFT Group PLC (Application Software)(a)       46,300      175,273
-------------------------------------------------------------------
John David Sports PLC (Apparel Retail)          17,200       76,257
-------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                     13,400      232,564
-------------------------------------------------------------------
PHS Group PLC (Diversified Commercial
  Services)                                     37,880       49,086
-------------------------------------------------------------------
Torex PLC (IT Consulting & Services)            10,300      109,777
===================================================================
                                                          1,335,889
===================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $7,837,495)                         9,204,216
===================================================================

MONEY MARKET FUNDS-5.89%

STIC Liquid Assets Portfolio(c)                288,573      288,573
-------------------------------------------------------------------
STIC Prime Portfolio(c)                        288,573      288,573
===================================================================
    Total Money Market Funds (Cost $577,146)                577,146
===================================================================
TOTAL INVESTMENTS-99.75% (Cost $8,414,641)                9,781,362
===================================================================
OTHER ASSETS LESS LIABILITIES-0.25%                          24,372
===================================================================
NET ASSETS-100.00%                                       $9,805,734
___________________________________________________________________
===================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(b)  Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost $8,414,641)    $9,781,362
------------------------------------------------------------
Foreign currencies, at value (cost $147,455)         148,790
------------------------------------------------------------
Receivables for:
  Fund shares sold                                     6,009
------------------------------------------------------------
  Dividends                                           10,004
------------------------------------------------------------
Investment for deferred compensation plan              9,076
------------------------------------------------------------
Due from advisor                                       8,558
------------------------------------------------------------
Other assets                                          13,831
============================================================
    Total assets                                   9,977,630
============================================================

LIABILITIES:

Payables for:
  Investments purchased                               53,637
------------------------------------------------------------
  Fund shares reacquired                              51,774
------------------------------------------------------------
  Deferred compensation plan                           9,076
------------------------------------------------------------
Accrued distribution fees                              8,605
------------------------------------------------------------
Accrued transfer agent fees                            5,372
------------------------------------------------------------
Accrued operating expenses                            43,432
============================================================
    Total liabilities                                171,896
============================================================
Net assets applicable to shares outstanding       $9,805,734
____________________________________________________________
============================================================

NET ASSETS:

Class A                                           $5,202,143
____________________________________________________________
============================================================
Class B                                           $2,016,073
____________________________________________________________
============================================================
Class C                                           $2,587,518
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                              732,800
____________________________________________________________
============================================================
Class B                                              285,132
____________________________________________________________
============================================================
Class C                                              366,162
____________________________________________________________
============================================================
Class A:
  Net asset value per share                       $     7.10
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.10 divided by 94.50%)  $     7.51
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share    $     7.07
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share    $     7.07
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $7,548)                                        $    70,067
------------------------------------------------------------
Dividends from affiliated money market funds          20,377
------------------------------------------------------------
Interest                                                 183
============================================================
    Total investment income                           90,627
============================================================

EXPENSES:

Advisory fees                                         96,010
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        70,226
------------------------------------------------------------
Distribution fees -- Class A                          19,636
------------------------------------------------------------
Distribution fees -- Class B                          19,061
------------------------------------------------------------
Distribution fees -- Class C                          25,899
------------------------------------------------------------
Interest                                               1,622
------------------------------------------------------------
Transfer agent fees -- Class A                        20,462
------------------------------------------------------------
Transfer agent fees -- Class B                         8,029
------------------------------------------------------------
Transfer agent fees -- Class C                        10,910
------------------------------------------------------------
Trustees' fees                                         8,355
------------------------------------------------------------
Registration and filing fees                          83,403
------------------------------------------------------------
Professional Fees                                     49,410
------------------------------------------------------------
Other                                                 28,110
============================================================
    Total expenses                                   491,133
============================================================
Less: Fees waived and expenses reimbursed           (255,424)
------------------------------------------------------------
    Expenses paid indirectly                            (142)
============================================================
    Net expenses                                     235,567
============================================================
Net investment income (loss)                        (144,940)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (3,434,001)
------------------------------------------------------------
  Foreign currencies                                   7,533
============================================================
                                                  (3,426,468)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            2,123,974
------------------------------------------------------------
  Foreign currencies                                   3,212
============================================================
                                                   2,127,186
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (1,299,282)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(1,444,222)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2001

                                                                 2001           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $  (144,940)   $   (29,949)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (3,426,468)      (500,456)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                2,127,186       (759,305)
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,444,222)    (1,289,710)
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (23,732)            --
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         479,977      6,385,964
----------------------------------------------------------------------------------------
  Class B                                                         279,960      2,274,262
----------------------------------------------------------------------------------------
  Class C                                                         247,353      2,895,882
========================================================================================
    Net increase (decrease) in net assets                        (460,664)    10,266,398
========================================================================================

NET ASSETS:

  Beginning of year                                            10,266,398             --
========================================================================================
  End of year                                                 $ 9,805,734    $10,266,398
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $12,397,467    $11,550,792
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (9,076)        (8,552)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (3,950,538)      (516,537)
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           1,367,881       (759,305)
========================================================================================
                                                              $ 9,805,734    $10,266,398
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM International Emerging Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Fund"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $168,148, undistributed net realized gains decreased by $7,533 and shares of beneficial interest decreased by $160,615 as a result of differing book/tax treatment of foreign currency transactions, net operating loss, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $3,760,460 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
    $ 161,713    December 31, 2008
   -------------------------------
     3,598,747   December 31, 2009
   ===============================
    $3,760,460
    ______________________________
   ===============================




   As of December 31, 2001 the fund has a post-October capital loss deferral of $140,458 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (AIM). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $96,010 and reimbursed expenses of $159,414.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. (AIM) a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $21,921 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $19,636, $19,061 and $25,899, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $4,181 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $29,308 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $3,527 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $140 and reductions in custodian fees of $2 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $142.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an interested person of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                          2001      2000
                                         -------    ----
Distributions paid from:
  Ordinary income                        $23,732    $--
________________________________________________________
========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                     $(3,760,460)
---------------------------------------------------------
Unrealized appreciation                         1,168,727
=========================================================
                                              $(2,591,733)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.


NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $15,428,239 and $13,891,979, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $1,694,217
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (377,115)
==========================================================================
Net unrealized appreciation of investment securities            $1,317,102
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $8,464,260


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the year ended December 31, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000:

                                                                       2001                        2000
                                                              -----------------------    ------------------------
                                                               SHARES       AMOUNT        SHARES        AMOUNT
                                                              --------    -----------    ---------    -----------
Sold:
  Class A                                                      993,758    $ 7,031,221      745,389    $ 6,717,335
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      109,838        803,969      271,186      2,438,175
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      515,389      3,642,409      339,960      2,953,136
=================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        3,265         22,694           --             --
=================================================================================================================
Reacquired:
  Class A                                                     (970,367)    (6,573,938)     (39,245)      (331,371)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      (75,401)      (524,009)     (20,491)      (163,913)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                     (482,373)    (3,395,056)      (6,814)       (57,254)
=================================================================================================================
                                                                94,109    $ 1,007,290    1,289,985    $11,556,108
_________________________________________________________________________________________________________________
=================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  7.97           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)            (0.03)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.76)            (2.00)
==============================================================================================
    Total from investment operations                              (0.84)            (2.03)
==============================================================================================
Less dividends from net investment income                         (0.03)               --
==============================================================================================
Net asset value, end of period                                  $  7.10           $  7.97
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (10.48)%          (20.30)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 5,202           $ 5,625
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and expense reimbursements                      2.02%(c)          2.11%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   4.55%(c)          6.83%(d)
==============================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and expense reimbursements                      2.00%(c)          2.11%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   4.53%(c)          6.83%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.12)%(c)        (1.09)%(d)
==============================================================================================
Ratio of interest expense to average net assets                    0.02%(c)            --
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             145%               30%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $5,610,302.
(d)  Annualized.

                                                                          CLASS B
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  7.95           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.13)            (0.05)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.75)            (2.00)
==============================================================================================
    Total from investment operations                              (0.88)            (2.05)
==============================================================================================
Net asset value, end of period                                  $  7.07           $  7.95
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (11.07)%          (20.50)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 2,016           $ 1,992
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and expense reimbursements                      2.72%(c)          2.81%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   5.25%(c)          7.53%(d)
==============================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and expense reimbursements                      2.70%(c)          2.81%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   5.23%(c)          7.53%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.83)%(c)        (1.79)%(d)
==============================================================================================
Ratio of interest expense to average net assets                    0.02%(c)            --
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             145%               30%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,906,058.
(d)  Annualized.

                                                                          CLASS C
                                                              --------------------------------
                                                                              AUGUST 31, 2000
                                                                              (DATE OPERATIONS
                                                               YEAR ENDED      COMMENCED) TO
                                                              DECEMBER 31,      DECEMBER 31,
                                                                2001(a)           2000(a)
                                                              ------------    ----------------
Net asset value, beginning of period                            $  7.95           $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.13)            (0.05)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.75)            (2.00)
==============================================================================================
    Total from investment operations                              (0.88)            (2.05)
==============================================================================================
Net asset value, end of period                                  $  7.07           $  7.95
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  (11.07)%          (20.50)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 2,588           $ 2,649
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers and expense reimbursements                      2.72%(c)          2.81%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   5.25%(c)          7.53%(d)
==============================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers and expense reimbursements                      2.70%(c)          2.81%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                   5.23%(c)          7.53%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.83)%(c)        (1.79)%(d)
==============================================================================================
Ratio of interest expense to average net assets                    0.02%(c)            --
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                             145%               30%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,589,920.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM International Emerging Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Emerging Growth Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema                      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee

Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND                              INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza                               A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers
Suite 100                                       11 Greenway Plaza         11 Greenway Plaza          LLP
Houston, TX 77046                               Suite 100                 Suite 100                  1201 Louisiana, Suite
                                                Houston, TX 77046         Houston, TX 77046          2900
                                                                                                     Houston, TX 77002

COUNSEL TO THE FUND                             COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr                                   Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP                        & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street                              919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103                          New York, NY 10022                                   Boston, MA 02110

                                  EQUITY FUNDS

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     1976 and manages approximately $158 billion
                                                                                      in assets for more than 9 million
                                                                                      shareholders, including individual investors,
AIM Small Cap Opportunities(1)          AIM Developing Markets                        corporate clients and financial
AIM Mid Cap Opportunities(1)            AIM European Small Company                    institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth                                  The AIM Family of Funds--Registered
AIM Emerging Growth                     AIM International Emerging Growth             Trademark-- is distributed nationwide. AIM is
AIM Small Cap Growth                    AIM Global Aggressive Growth                  a subsidiary of AMVESCAP PLC, one of the
AIM Aggressive Growth                   AIM European Development                      world's largest independent financial
AIM Mid Cap Growth                      AIM Euroland Growth                           services companies with $398 billion in
AIM Dent Demographic Trends             AIM International Equity                      assets under management.*
AIM Constellation                       AIM Global Growth                             *As of 12/31/01
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                           MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                                 SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                              MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology
AIM Large Cap Core Equity               AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(4)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
       MORE CONSERVATIVE                AIM Real Estate(5)

                                                       MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                         MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--



                                                                        IEG-AR-1

A I M DISTRIBUTORS, INC.